UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number 811-06071

DWS Institutional Funds

(Exact Name of Registrant as Specified in Charter)

One South Street

Baltimore, MD 21202

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154

(Name and Address of Agent for Service)

Date of fiscal year end:	09/30

Date of reporting period:	3/31/07

ITEM 1.               REPORT TO STOCKHOLDERS

MARCH 31, 2007

Semiannual Report
to Shareholders

DWS Inflation Protected Plus Fund

Contents

click here Performance Summary

click here Information About Your Fund's Expenses

click here Portfolio Management Review

click here Portfolio Summary

click here Investment Portfolio

click here Financial Statements

click here Financial Highlights

click here Notes to Financial Statements

click here Investment Management Agreement Approval

click here Account Management Resources

click here Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Although inflation-indexed bonds are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in the fund's value. If interest rates rise due to reasons other than inflation, the fund's investment in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure. Moreover, if the fund purchases inflation-indexed bonds offered by foreign issuers, the rate of inflation measured by the foreign index may not be correlated to the rate of inflation in the US. The fund is subject to interest rate risk, which means that the value of inflation-indexed bonds and other fixed income securities held by the fund generally will decline as interest rates rise. The full faith and credit guarantee of the US government, which attaches to certain securities that the fund invests in, doesn't protect the fund against interest rate risk. The fund invests in derivatives seeking to hedge positions in certain securities and to generate income in order to enhance the fund's returns. Derivatives can be more volatile and less liquid than traditional fixed-income securities. There can be no assurance that the fund will meet its objective or that any strategy employed by the fund will be successful. Please see the prospectus for specific details regarding the fund's risk profile.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary March 31, 2007

Classes A, B, C and Institutional

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 2.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Institutional Class shares are not subject to sales charges.

The total annual fund operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated February 1, 2007 are 1.79%, 2.55%, 2.37% and 1.31% for Class A, Class B, Class C and Institutional Class shares, respectively. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended March 31, 2007.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 3/31/07
DWS Inflation Protected Plus Fund	6-Month‡	1-Year	Life of Fund*
Class A	1.90%	5.94%	3.19%
Class B	1.46%	5.07%	2.41%
Class C	1.36%	4.97%	2.42%
Institutional Class	1.94%	6.11%	3.42%
Lehman Brothers US Treasury: US TIPS Index+	1.11%	5.30%	3.13%

Sources: Lipper Inc. and Deutsche Asset Management, Inc.

‡ Total returns shown for periods less than one year are not annualized.
* The Fund commenced operations on July 8, 2005. Index returns began on July 31, 2005.
Net Asset Value and Distribution Information
	Class A	Class B	Class C	Institutional Class
Net Asset Value: 3/31/07	$ 9.68	$ 9.73	$ 9.73	$ 9.68
9/30/06	$ 9.91	$ 9.95	$ 9.96	$ 9.91
Distribution Information: Six Months as of 3/31/07: Income Dividends	$ .39	$ 35	$ .35	$ .40
Capital Gain Distributions	$ .01	$ .01	$ .01	$ .01
Class A Lipper Rankings — Treasury Inflation Protected Securities Funds Category as of 3/31/07
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	4	of	120	4

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Inflation Protected Plus Fund — Class A [] Lehman Brothers US Treasury: US TIPS Index+

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 2.75%. This results in a net initial investment of $9,725.

Comparative Results (Adjusted for Maximum Sales Charge) as of 3/31/07
DWS Inflation Protected Plus Fund		1-Year	Life of Fund*
Class A	Growth of $10,000	$10,302	$10,266
	Average annual total return	3.02%	1.53%
Class B	Growth of $10,000	$10,207	$10,127
	Average annual total return	2.07%	.73%
Class C	Growth of $10,000	$10,497	$10,421
	Average annual total return	4.97%	2.42%
Lehman Brothers US Treasury: US TIPS Index+	Growth of $10,000	$10,530	$10,528
	Average annual total return	5.30%	3.13%
DWS Inflation Protected Plus Fund		1-Year	Life of Fund*
Institutional Class	Growth of $1,000,000	$1,061,100	$1,059,700
	Average annual total return	6.11%	3.42%
Lehman Brothers US Treasury: US TIPS Index+	Growth of $1,000,000	$1,053,000	$1,052,800
	Average annual total return	5.30%	3.13%

The growths of $10,000 and $1,000,000 are cumulative.

The minimum initial investment for Institutional Class is $1,000,000.

* The Fund commenced operations on July 8, 2005. Index returns began on July 31, 2005.
+ The Lehman Brothers US Treasury: US Tips Index is an unmanaged, dollar-denominated index consisting of inflation-protected securities issued by the US Treasury with at least one year to final maturity and must be rated investment grade Baa3/BBB or higher by at least two rating agencies. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly in an index.

Class S

Class S shares are generally not available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The total annual fund operating expense ratio, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated February 1, 2007 is 1.46% for Class S. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended March 31, 2007.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Average Annual Total Returns as of 3/31/07
DWS Inflation Protected Plus Fund	6-Month‡	1-Year	Life of Fund*
Class S	1.95%	5.94%	3.31%
Lehman Brothers US Treasury: US TIPS Index+	1.11%	5.30%	3.13%

Sources: Lipper Inc. and Deutsche Asset Management, Inc.

‡ Total returns shown for periods less than one year are not annualized.
* The Fund commenced operations on July 8, 2005. Index returns began on July 31, 2005.
Net Asset Value and Distribution Information
Class S
Net Asset Value: 3/31/07	$ 9.67
9/30/06	$ 9.90
Distribution Information: Six Months as of 3/31/07: Income Dividends	$ .40
Capital Gain Distributions	$ .01
Class S Lipper Rankings — Treasury Inflation Protected Securities Funds Category as of 3/31/07
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	4	of	120	4

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] DWS Inflation Protected Plus Fund — Class S [] Lehman Brothers US Treasury: US TIPS Index+

Comparative Results as of 3/31/07
DWS Inflation Protected Plus Fund		1-Year	Life of Fund*
Class S	Growth of $10,000	$10,594	$10,577
	Average annual total return	5.94%	3.31%
Lehman Brothers US Treasury: US TIPS Index+	Growth of $10,000	$10,530	$10,528
	Average annual total return	5.30%	3.13%

The growth of $10,000 is cumulative.

* The Fund commenced operations on July 8, 2005. Index returns began on July 31, 2005.
+ The Lehman Brothers US Treasury: US Tips Index is an unmanaged, dollar-denominated index consisting of inflation-protected securities issued by the US Treasury with at least one year to final maturity and must be rated investment grade Baa3/BBB or higher by at least two rating agencies. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly in an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had they not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (October 1, 2006 to March 31, 2007).

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended March 31, 2007
Actual Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 10/1/06	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 3/31/07	$ 1,019.00	$ 1,014.60	$ 1,013.60	$ 1,020.99	$ 1,019.40
Expenses Paid per $1,000*	$ 4.53	$ 8.29	$ 8.28	$ 3.98	$ 3.27
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 10/1/06	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 3/31/07	$ 1,020.44	$ 1,016.70	$ 1,016.70	$ 1,019.50	$ 1,021.69
Expenses Paid per $1,000*	$ 4.53	$ 8.30	$ 8.30	$ 3.98	$ 3.28
* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class B	Class C	Class S	Institutional Class
DWS Inflation Protected Plus Fund	.90%	1.65%	1.65%	.79%	.65%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

In the following interview, Portfolio Managers Bill Chepolis and Matthew MacDonald discuss strategy for DWS Inflation Protected Plus Fund during the semiannual reporting period ended March 31, 2007.

Q: How did DWS Inflation Protected Plus Fund perform during the semiannual period?

A: The fund's Class A shares produced a total return of 1.90% for the six months ended March 31, 2007. (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 9 for the performance of other shares classes and more complete performance information.) The fund's benchmark, the Lehman Brothers US Treasury: US TIPS Index, produced a total return of 1.11% for the same period.1 The average return for the Lipper Treasury Inflation Protected Securities Funds (TIPS) category for the six months was 0.90%.2

1 The Lehman Brothers US Treasury: US TIPS Index is an unmanaged, dollar-denominated index consisting of inflation-protected securities issued by the US Treasury with at least one year to final maturity and must be rated investment grade Baa3/BBB or higher by at least two rating agencies. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly in an index.
2 The Lipper Treasury Inflation Protected Securities Funds (TIPS) category includes funds that invest at least 80% of their assets in inflation-protected securities. Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the Lipper Treasury Inflation Protected Securities Funds category. For the 1-, 5- and 10-year periods this category's average was 4.48% (120 funds), 6.93% (16 funds) and 6.51% (8 funds), respectively, as of March 31, 2007. Category returns assume reinvestment of all distributions. It is not possible to invest directly into a Lipper category.

Q: Please describe the market environment for the fund over the six-month period.

A: Early in the period, the bond market appeared to anticipate a move to ease interest rates, despite the US Federal Reserve Board's (the Fed's) reiteration of concerns over inflation at this point in the business cycle. In particular, market participants focused heavily on softening in the housing sector, which has generated much speculation over a possible recession. The expectation of Fed easing was reflected in a yield curve that was actually inverted between two and 10 years, with shorter maturities providing higher yields than longer maturities.

In the first quarter of 2007 inflationary expectations picked up. There was still data indicating the economy was softening, consumers were retrenching and housing was hitting a rough patch. However, other figures indicated that businesses and manufacturers were positive in their outlooks. In addition, there was talk from the Fed that the economy was rebounding, and that controlling inflation continued to be its principal focus. While Chairman Bernanke is viewed as an inflation hawk, the focus on inflation seemed surprising in light of some of the worrisome signs in housing. Finally, there was a rebound in commodity prices, which had eased over the prior quarter. The pickup in inflationary concerns was reflected in a resteepening of the yield curve between two and 10 years, as longer-term US Treasury yields began to reflect the possible impact of inflation on fixed returns.

For the full six-month period, the two-year US Treasury note yield fell 11 basis points to 4.57%, while the 10-year US Treasury yield rose 2 basis points to 4.64%.

Q: Can you explain inflation-indexed bonds and how they work?

A: An inflation-indexed bond is a special type of fixed-income security that is structured to provide protection against inflation. The most common example of such a security in the United States is the Treasury Inflation Protected Security (TIPS). With TIPS, both the value of the interest income and principal paid on the security is adjusted to track changes in the Urban Consumer Price Index (CPI-U). Interest income paid on the security is applied to the inflation-adjusted principal rather than the security's original face value.

As a result, during periods of inflation, every interest payment on a TIPS will be greater than the one before it. In periods of deflation, the opposite will be true. When TIPS mature, investors receive the greater of either the inflation-adjusted principal or the original face value. It is important to note, however, that not all inflation-indexed bonds provide the guarantee of original face value of the bond.

To better understand inflation-indexed securities, consider the example in the accompanying box.

Suppose $1,000 is invested in a 10-year inflation-indexed bond with a 4% coupon rate.

If inflation is 3% during the following year, the face value would be adjusted to $1,030 and the annual interest payment would be $41.20 (4% of $1,030).

If inflation climbs by 3% again the following year, the principal would be adjusted to $1,060.90 ($1,030 x 1.03) and the interest payment would be $42.44 (4% of $1,060.90).

If inflation fell by 3% in the third year, the face value would be adjusted downward to $1,029.07 ($1,060 x 0.97).

Q: Can you review how you managed the fund and what helped or hurt performance?

A: Currently, the fund's core portfolio is invested entirely in TIPS. In general, we strive to maintain a neutral duration (interest rate sensitivity relative to the index) as we believe that more value can be added through security selection and our global asset allocation overlay strategy than by guessing the direction of interest rates. We manage the fund by holding a subset of securities meant to track or slightly outperform the Lehman Brothers US Treasury TIPS Index. We seek to approximate the yield curve exposure of the index by holding representative securities across the maturity spectrum.3 Performance of this sleeve was roughly in line with the index. We currently hold only TIPS in the portfolio, but may also, as conditions warrant, utilize either foreign bonds or swaps on TIPS indices.

3 The yield curve is a graph with a left-to-right line that shows how high or low yields are, from the shortest to the longest maturities. Typically (and when the yield curve is characterized as "steep," this is especially true) the line rises from left to right as investors who are willing to tie up their money for a longer period are rewarded with higher yields.

Early in the period, the market was anticipating a decrease in inflation in view of easing commodity prices. This in turn lessened interest in TIPS, which carry low nominal coupons but whose face value is adjusted each year to a greater or lesser degree depending on the rate of inflation. As the period progressed, inflation concerns increased, and this led to improved performance for the TIPS market and the fund.

As noted, we have kept the fund's duration relatively close to that of the TIPS index. This modestly hindered our relative performance late in the period, as many of our peers shortened duration as rates backed up. It's also worth noting that some other funds that seek to provide inflation protection include exposure to commodities or real estate-related holdings, which will of course influence the returns they provide.

In short, for the six months, our strategy was to remain fully invested in TIPS, minimize tracking error and let our integrated Global Alpha Platform (iGAP) overlay add incremental returns. The iGAP strategy involves using a highly structured and disciplined approach to identify and benefit from short- and medium-term disparities in the global bond and currency markets. Though there can be no guarantee, this management process is intended to create a portfolio of bond and currency positions that seeks to generate returns for the fund that exceed those that could be achieved without this global asset allocation strategy. During the period, this strategy added 1.15% to fund returns.

Q: What is your overall view of the investment environment for TIPS?

A: Despite stronger inflation numbers, we do not see an immediate program of Fed tightening as the most likely scenario given developments in the housing market. This would imply a relatively supportive environment for TIPS. We currently view the TIPS market as fairly valued as it is pricing in a 2.5% inflation rate, roughly what economic numbers are suggesting. Going forward, we will continue to closely monitor economic conditions as we seek to provide a high level of current income and relative stability of principal. For those concerned about the possible future impact of inflation on both stocks and traditional fixed-income securities, we believe our fund continues to offer a compelling diversification opportunity.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results.

Portfolio Summary

Asset Allocation	3/31/07	9/30/06

US Treasury Obligations	96%	97%
Cash Equivalents	4%	3%
	100%	100%
Quality (Excludes Cash Equivalents)	3/31/07	9/30/06

US Government and Agencies	100%	100%

Asset allocation and quality are subject to change.

The quality ratings represent the lower of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings of Moody's and S&P represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Fund's credit quality does not remove market risk.

Effective Maturity (Excludes Cash Equivalents)	3/31/07	9/30/06

Less than 1 year	1%	1%
1-4.99 years	24%	32%
5-9.99 years	43%	32%
Greater than 10 years	32%	35%
	100%	100%

Weighted average effective maturity: 9.06 and 10.1 years, respectively.

Asset Allocation, Quality and Effective maturity are subject to change.

For more complete details about the Fund's investment portfolio, see page 18. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of March 31, 2007 (Unaudited)

	Principal Amount ($)	Value ($)

US Treasury Obligations 94.2%
US Treasury Bill, 4.97%*, 4/19/2007 (a)	178,000	177,558
US Treasury Inflation-Indexed Bonds:
2.375%, 1/15/2025	6,335,066	6,376,143
3.375%, 4/15/2032	1,881,429	2,294,021
US Treasury Inflation-Indexed Notes:
1.625%, 1/15/2015	2,649,925	2,543,928
2.0%, 1/15/2016	5,608,570	5,522,030
3.0%, 7/15/2012	3,377,010	3,539,792
3.875%, 1/15/2009	6,170,600	6,395,966
Total US Treasury Obligations (Cost $26,669,599)		26,849,438
	Shares	Value ($)

Cash Equivalents 4.4%
Cash Management QP Trust, 5.33% (b) (Cost $1,255,640)	1,255,640	1,255,640
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $27,925,239)+	98.6	28,105,078
Other Assets and Liabilities, Net	1.4	390,794
Net Assets	100.0	28,495,872
* Annualized yield at time of purchase, not a coupon rate.
+ The cost for federal income tax purposes was $28,271,731. At March 31, 2007, net unrealized depreciation for all securities based on tax cost was $166,653. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of tax cost over value of $191,719 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $358,372.
(a) At March 31, 2007, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.
(b) Cash Management QP Trust, an affiliated fund, is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

At March 31, 2007, open future contracts purchased were as follows:

Futures	Expiration Date	Contracts	Aggregated Face Value ($)	Value ($)	Unrealized Appreciation/(Depreciation) ($)
10 Year Republic of Germany Bond	6/7/2007	22	3,397,378	3,377,350	(20,028)
10 Year US Treasury Note	6/20/2007	9	968,301	973,125	4,824
Total net unrealized depreciation					(15,204)

At March 31, 2007, open future contracts sold were as follows:

Futures	Expiration Date	Contracts	Aggregated Face Value ($)	Value ($)	Unrealized Appreciation/(Depreciation)($)
10 Year Australian Bond	6/15/2007	13	1,075,589	1,061,667	13,922
2 Year Republic of Germany Note	6/7/2007	25	3,455,734	3,450,000	5,734
United Kingdom Treasury Bond	6/27/2007	14	2,986,099	2,970,154	15,945
2 Year US Treasury Note	6/29/2007	2	408,337	409,781	(1,444)
Total net unrealized appreciation					34,157

The Fund had the following open forward foreign currency exchange contracts at March 31, 2007:

Contracts to Deliver		In Exchange For		Settlement Date	Net Unrealized Appreciation
USD	211,930	AUD	271,000	6/20/2007	$ 6,794
USD	2,647,045	GBP	1,371,000	6/20/2007	49,871
USD	1,223,421	NOK	7,515,000	6/20/2007	15,625
USD	583,469	NZD	853,000	6/20/2007	22,467
USD	1,465,682	SGD	2,236,000	6/20/2007	15,751
JPY	398,898,000	USD	3,468,950	6/20/2007	48,251
Total unrealized appreciation					$ 158,759
Contracts to Deliver		In Exchange For		Settlement Date	Net Unrealized Depreciation
CHF	2,652,000	USD	2,192,397	6/20/2007	$ (5,041)
CAD	207,000	USD	176,681	6/20/2007	(3,044)
SEK	7,480,000	USD	1,065,656	6/20/2007	(10,296)
Total unrealized depreciation					$ (18,381)
Currency Abbreviations
AUD Australian Dollar CAD Canadian Dollar CHF Swiss Franc GBP British Pound JPY Japanese Yen NZD New Zealand Dollar NOK Norwegian Krone SEK Swedish Krona SGD Singapore Dollar USD United States Dollar

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of March 31, 2007 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $26,669,599)	$ 26,849,438
Investment in Cash Management QP Trust (cost $1,255,640)	1,255,640
Total investments in securities, at value (cost $27,925,239)	28,105,078
Cash	3,844
Margin deposit	82,103
Interest receivable	169,688
Unrealized appreciation on forward foreign currency exchange contracts	158,759
Receivable for daily variation margin on open futures contracts	14,693
Due from Advisor	9,298
Other assets	48,581
Total assets	28,592,044
Liabilities
Payable for Fund shares redeemed	6,132
Distributions payable	6,754
Unrealized depreciation on forward foreign currency exchange contracts	18,381
Other accrued expenses and payables	64,905
Total liabilities	96,172
Net assets, at value	$ 28,495,872
Net Assets
Net assets consist of: Accumulated distributions in excess of net investment income	(307,876)
Net unrealized appreciation (depreciation) on: Investments	179,839
Futures	18,953
Foreign currency related transactions	140,196
Accumulated net realized gain (loss)	(851,538)
Paid-in capital	29,316,298
Net assets, at value	$ 28,495,872

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of March 31, 2007 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($1,343,234 ÷ 138,694 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 9.68
Maximum offering price per share (100 ÷ 97.25 of $9.68)	$ 9.95

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($146,381 ÷ 15,047 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 9.73

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($1,151,407 ÷ 118,295 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 9.73
Class S Net Asset Value, offering and redemption price(a) per share ($1,141,534 ÷ 117,997 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 9.67

Institutional Class

Net Asset Value, offering and redemption price(a) per share ($24,713,316 ÷ 2,552,742 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 9.68
(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended March 31, 2007 (Unaudited)
Investment Income
Income: Interest	$ 174,104
Interest — Cash Management QP Trust	28,104
Total Income	202,208
Expenses: Management fee	54,811
Administration fee	24,758
Distribution service fees	7,114
Services to shareholders	4,484
Custodian fees	4,858
Auditing	34,701
Legal	8,085
Trustees' fees and expenses	2,986
Reports to shareholders	38,016
Registration fees	19,006
Other	1,252
Total expenses before expense reductions	200,071
Expense reductions	(103,000)
Total expenses after expense reductions	97,071
Net investment income	105,137
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	36,332
Futures	(576)
Foreign currency related transactions	99,866
135,622
Net unrealized appreciation (depreciation) during the period on: Investments	120,403
Futures	32,496
Foreign currency related transactions	149,256
302,155
Net gain (loss) on investment transactions	437,777
Net increase (decrease) in net assets resulting from operations	$ 542,914

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended March 31, 2007 (Unaudited)	Year Ended September 30, 2006
Operations: Net investment income	$ 105,137	$ 1,314,522
Net realized gain (loss) on investment transactions	135,622	(604,781)
Net unrealized appreciation (depreciation) during the period on investment transactions	302,155	(61,623)
Net increase (decrease) in net assets resulting from operations	542,914	648,118
Distributions to shareholders: Net investment income: Class A	(47,570)	(25,370)
Class B	(5,049)	(3,140)
Class C	(35,941)	(10,422)
Class S	(41,578)	(22,810)
Institutional Class	(964,751)	(1,082,516)
Net realized gains: Class A	(1,517)	—
Class B	(180)	—
Class C	(1,278)	—
Class S	(1,295)	—
Institutional Class	(29,358)	—
Fund share transactions: Proceeds from shares sold	4,209,992	17,378,171
Reinvestment of distributions	1,009,047	1,096,444
Cost of shares redeemed	(2,544,146)	(11,801,101)
Redemption fees	638	3,236
Net increase (decrease) in net assets from Fund share transactions	2,675,531	6,676,750
Increase (decrease) in net assets	2,089,928	6,180,610
Net assets at beginning of period	26,405,944	20,225,334
Net assets at end of period (including accumulated distributions in excess of net investment income of $(307,876) and undistributed net investment income of $681,876, respectively)	$ 28,495,872	$ 26,405,944

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended September 30,	2007[a]	2006	2005[b]
Selected Per Share Data
Net asset value, beginning of period	$ 9.91	$ 10.11	$ 10.00
Income (loss) from investment operations: Net investment income[c]	.03	.47	.06
Net realized and unrealized gain (loss) on investment transactions	.14	(.25)	.07
Total from investment operations	.17	.22	.13
Less distributions from: Net investment income	(.39)	(.42)	(.02)
Net realized gains on investment transactions	(.01)	—	—
Total distributions	(.40)	(.42)	(.02)
Redemption fees	.00***	.00***	—
Net asset value, end of period	$ 9.68	$ 9.91	$ 10.11
Total Return (%)[d,e]	1.90**	2.30	1.27**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1	1.1
Ratio of expenses before expense reductions (%)	1.87*	2.08	2.52*
Ratio of expenses after expense reductions (%)	.90*	.90	.90*
Ratio of net investment income (%)	.58*	4.88	2.47*
Portfolio turnover rate (%)	161*	331	28*
[a] For the six months ended March 31, 2007 (Unaudited).
[b] For the period from July 8, 2005 (commencement of operations) to September 30, 2005.
[c] Based on average shares outstanding during the period.
[d] Total return does not reflect the effect of any sales charges.
[e] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class B Years Ended September 30,	2007[a]	2006	2005[b]
Selected Per Share Data
Net asset value, beginning of period	$ 9.95	$ 10.12	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[c]	(.01)	.40	.04
Net realized and unrealized gain (loss) on investment transactions	.15	(.26)	.08
Total from investment operations	.14	.14	.12
Less distributions from: Net investment income	(.35)	(.31)	(.00)***
Net realized gains on investment transactions	(.01)	—	—
Total distributions	(.36)	(.31)	(.00)
Redemption fees	.00***	.00***	—
Net asset value, end of period	$ 9.73	$ 9.95	$ 10.12
Total Return (%)[d,e]	1.46**	1.46	1.21**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.1	.1	.1
Ratio of expenses before expense reductions (%)	2.61*	2.81	3.26*
Ratio of expenses after expense reductions (%)	1.65*	1.65	1.65*
Ratio of net investment income (loss) (%)	(.17)*	4.13	1.72*
Portfolio turnover rate (%)	161*	331	28*
[a] For the six months ended March 31, 2007 (Unaudited).
[b] For the period from July 8, 2005 (commencement of operations) to September 30, 2005.
[c] Based on average shares outstanding during the period.
[d] Total return does not reflect the effect of any sales charges.
[e] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class C Years Ended September 30,	2007[a]	2006	2005[b]
Selected Per Share Data
Net asset value, beginning of period	$ 9.96	$ 10.12	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[c]	(.01)	.40	.04
Net realized and unrealized gain (loss) on investment transactions	.14	(.25)	.08
Total from investment operations	.13	.15	.12
Less distributions from: Net investment income	(.35)	(.31)	(.00)***
Net realized gains on investment transactions	(.01)	—	—
Total distributions	(.36)	(.31)	(.00)
Redemption fees	.00***	.00***	—
Net asset value, end of period	$ 9.73	$ 9.96	$ 10.12
Total Return (%)[d,e]	1.36**	1.58	1.22**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1	1.1
Ratio of expenses before expense reductions (%)	2.47*	2.71	3.26*
Ratio of expenses after expense reductions (%)	1.65*	1.66	1.65*
Ratio of net investment income (loss) (%)	(.17)*	4.12	1.72*
Portfolio turnover rate (%)	161*	331	28*
[a] For the six months ended March 31, 2007 (Unaudited).
[b] For the period from July 8, 2005 (commencement of operations) to September 30, 2005.
[c] Based on average shares outstanding during the period.
[d] Total return does not reflect the effect of any sales charges.
[e] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class S Years Ended September 30,	2007[a]	2006	2005[b]
Selected Per Share Data
Net asset value, beginning of period	$ 9.90	$ 10.12	$ 10.00
Income (loss) from investment operations: Net investment income[c]	.03	.48	.06
Net realized and unrealized gain (loss) on investment transactions	.15	(.26)	.08
Total from investment operations	.18	.22	.14
Less distributions from: Net investment income	(.40)	(.44)	(.02)
Net realized gains on investment transactions	(.01)	—	—
Total distributions	(.41)	(.44)	(.02)
Redemption fees	.00***	.00***	—
Net asset value, end of period	$ 9.67	$ 9.90	$ 10.12
Total Return (%)[d]	1.95**	2.32	1.40**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1	1.2
Ratio of expenses before expense reductions (%)	1.52*	1.79	2.39*
Ratio of expenses after expense reductions (%)	.79*	.80	.80*
Ratio of net investment income (%)	.69*	4.98	2.57*
Portfolio turnover rate (%)	161*	331	28*
[a] For the six months ended March 31, 2007 (Unaudited).
[b] For the period from July 8, 2005 (commencement of operations) to September 30, 2005.
[c] Based on average shares outstanding during the period.
[d] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Institutional Class Years Ended September 30,	2007[a]	2006	2005[b]
Selected Per Share Data
Net asset value, beginning of period	$ 9.91	$ 10.12	$ 10.00
Income (loss) from investment operations: Net investment income[c]	.04	.50	.07
Net realized and unrealized gain (loss) on investment transactions	.14	(.26)	.07
Total from investment operations	.18	.24	.14
Less distributions from: Net investment income	(.40)	(.45)	(.02)
Net realized gains on investment transactions	(.01)	—	—
Total distributions	(.41)	(.45)	(.02)
Redemption fees	.00***	.00***	—
Net asset value, end of period	$ 9.68	$ 9.91	$ 10.12
Total Return (%)[d]	1.94**	2.50	1.43**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	25	23	20
Ratio of expenses before expense reductions (%)	1.39*	1.67	2.12*
Ratio of expenses after expense reductions (%)	.65*	.65	.65*
Ratio of net investment income (%)	.83*	5.13	2.72*
Portfolio turnover rate (%)	161*	331	28*
[a] For the six months ended March 31, 2007 (Unaudited).
[b] For the period from July 8, 2005 (commencement of operations) to September 30, 2005.
[c] Based on average shares outstanding during the period.
[d] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

DWS Inflation Protected Plus Fund (the "Fund") is a diversified series of DWS Institutional Funds (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified investment management company organized as a Massachusetts Business Trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, services to shareholders, transfer agent fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Trustees of the Fund. If the pricing services are unable to provide valuations, securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from a broker-dealer. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

In September 2006, the Financial Accounting Standards Board ("FASB") released Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of March 31, 2007, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities. The Fund may also engage in forward currency contracts for non-hedging purposes.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Inflation-Indexed Instruments. Inflation-indexed instruments are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these instruments is generally fixed at issuance at a rate lower than typical bonds or notes. Over the life of an inflation-indexed instrument, however, interest will be paid based on a principal value, which is adjusted for any inflation or deflation. Any increase or decrease in the principal amount of an inflation-indexed instrument will result in an adjustment of interest income which is distributed to shareholders annually. Investors will receive their inflation-adjusted principal at maturity.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund may enter into futures contracts as a hedge against anticipated interest rate, currency or equity market changes and for duration management, risk management and return enhancement purposes.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

From November 1, 2005 through September 30, 2006, the Fund incurred approximately $663,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended September 30, 2007.

In July 2006, FASB issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for the Fund a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether the Fund is taxable in certain jurisdictions), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006. On December 22, 2006, the SEC indicated that they would not object if a Fund implements FIN 48 in the first required financial statement reporting period for its fiscal year beginning after December 15, 2006. Management has begun to evaluate the application of the Interpretation to the Fund and is not in a position at this time to estimate the significance of its impact, if any, on the Fund's financial statements.

Distribution of Income and Gains. Distributions are declared daily and distributed to shareholders monthly from net investment income. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in futures, forward currency contracts and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on the Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in-capital.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Expenses. Expenses of the Trust arising in connection with a specific series of the Trust, including the Fund, are allocated to that series. Other Trust expenses which cannot be directly attributed to a Fund are apportioned among the series in the Trust including the Fund.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for both tax and financial reporting purposes.

B. Purchases and Sales of Securities

During the six months ended March 31, 2007, purchases and sales of investment securities (excluding short-term investments and US Treasury obligations) aggregated $22,100,283 and $20,387,555, respectively. Purchases and sales of US Treasury obligations aggregated $315,576 and $304,048, respectively.

C. Related Parties

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG. Deutsche Investment Management, Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, is the Advisor for the Fund. Prior to January 1, 2007, Deutsche Asset Management, Inc. ("DAMI"), an indirect, wholly owned subsidiary of Deutsche Bank AG, was the Advisor for the Fund. Effective January 1, 2007, DAMI merged with DIMA. The Board of the Fund approved a new investment management agreement between the Fund and DIMA. The new investment management agreement is identical in substance to the previous investment management agreement for the Fund, except for the named investment advisor.

Investment Management Agreement. Under the Amended and Restated Investment Management Agreement, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. The fee payable under the Amended and Restated Investment Management Agreement (the "Investment Management Fee") is equal to an annual rate, computed and accrued daily and payable monthly as follows:

First $1.5 billion of the Fund's average daily net assets	.400%
Next $500 million of such net assets	.375%
Next $1 billion of such net assets	.360%
Next $1 billion of such net assets	.345%
Next $1 billion of such net assets	.330%
Next $1 billion of such net assets	.315%
Over $6 billion of such net assets	.300%

For the period October 1, 2006 through September 30, 2007, the Advisor and the Administrator has contractually agreed to waive all or a portion of the management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the total operating expenses of average daily net assets (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) as follows:

Class A	.90%
Class B	1.65%
Class C	1.65%
Class S	.80%
Institutional Class	.65%

Under this arrangement, for the six months ended March 31, 2007, the Advisor waived $54,811 of management fees, which resulted in an annualized effective rate of 0.00% of the Fund's daily average net assets.

In addition, for the six months ended March 31, 2007, the Advisor reimbursed $21,300 of other expenses to the Fund.

Administration Fee. Pursuant to the Administrative Services Agreement with the Advisor, the Advisor provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor a fee ("Administration fee") of 0.10% of the Fund's average daily net assets or $50,000 minimum per year, whichever is greater, computed and accrued daily and payable monthly. For the six months ended March 31, 2007, the Advisor received an Administration fee of $24,758, all of which was waived.

Service Provider Fees. DWS Scudder Investments Service Company ("DWS-SISC"), an affiliate of the Advisor, is the transfer agent, shareholder service agent and dividend-paying agent for Class A, B, C and Institutional Class shares of the Fund. DWS Scudder Service Corporation ("DWS-SSC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for Class S shares of the Fund. Pursuant to a sub-transfer agency agreement among DWS-SISC, DWS-SSC and DST Systems, Inc. ("DST"), DWS-SISC and DWS-SCC have delegated certain transfer agent and dividend-paying agent functions to DST. DWS-SISC and DWS-SSC compensate DST out of the shareholder servicing fee they receive from the Fund. Effective April 1, 2007, DWS-SSC merged with DWS-SISC. The Board of the Fund approved a new transfer agency agreement between the Fund and DWS-SISC. The new transfer agency agreement is identical in substance to the current transfer agency agreement for the Fund, except for the named transfer agent. For the six months ended March 31, 2007, the amounts charged to the Fund by DWS-SISC and DWS-SSC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at March 31, 2007
Class A	$ 1,494	$ 1,399	$ —
Class B	171	164	—
Class C	369	369	—
Class S	694	—	636
Institutional Class	79	79	—
	$ 2,807	$ 2,011	$ 636

Distribution Agreement. Under the Distribution Agreement, in accordance with Rule 12b-1 under the 1940 Act, DWS Scudder Distributors, Inc. ("DWS-SDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of the Class B and C shares. Pursuant to the agreement, DWS-SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended March 31, 2007, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at March 31, 2007
Class B	536	91
Class C	3,831	702
	$ 4,367	$ 793

In addition, DWS-SDI provides information and administrative services for a fee ("Servicing Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DWS-SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended March 31, 2007, the shareholder servicing fee was as follows:

Shareholder Servicing Fee	Total Aggregated	Waived	Unpaid at March 31, 2007	Annualized Effective Rate
Class A	$ 1,376	$ —	$ 249.23%
Class B	166	—	13.23%
Class C	1,205	57	176.23%
	$ 2,747	$ 57	$ 438

Underwriting Agreement and Contingent Deferred Sales Charge. DWS-SDI is the principal underwriter for Class A, B and C shares. Underwriting commissions paid in connection with the distribution of Class A, B and C shares for the six months ended March 31, 2007 aggregated $1,091.

In addition, DWS-SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended March 31, 2007, the CDSC for Class B and Class C shares aggregated $3 and $990, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended March 31, 2007, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $15,600, all of which is unpaid.

Trustees' Fees and Expenses. As compensation for his or her services, each Independent Trustee receives an aggregated annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each fund in the Fund Complex for which he or she serves. In addition, the Chairperson of the Board and the Chairperson of each committee of the Board receive additional compensation for their services. Payment of such fees and expenses is allocated among all such funds described above in direct proportion to their relative net assets.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay its Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Fee Reductions

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the six months ended March 31, 2007, the Fund's custodian fees were reduced by $63 for custody credits earned.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $750 million revolving credit facility administered by JPMorgan Chase Bank N.A. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Ownership of the Fund

As of March 31, 2007, the DWS Moderate Allocation and DWS Conservative Allocation Funds held 45% and 27%, respectively, of the total shares outstanding of the Fund.

G. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended March 31, 2007		Year Ended September 30, 2006
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	47,729	$ 464,972	111,545	$ 1,095,741
Class B	1,818	17,642	8,213	79,919
Class C	38,346	372,621	93,049	911,872
Class S	25,188	243,757	127,247	1,240,809
Institutional Class	322,160	3,111,000	1,434,175	14,049,830
		$ 4,209,992		$ 17,378,171
Shares issued to shareholders in reinvestment of distributions
Class A	4,131	$ 39,804	1,601	$ 15,626
Class B	478	4,628	286	2,807
Class C	1,572	15,222	755	7,413
Class S	4,295	41,348	3,090	30,221
Institutional Class	94,220	908,045	106,556	1,040,377
		$ 1,009,047		$ 1,096,444
Shares redeemed
Class A	(27,775)	$ (269,365)	(6,558)	$ (66,942)
Class B	(1,683)	(16,153)	(1,949)	(18,978)
Class C	(19,348)	(187,677)	(2,107)	(20,585)
Class S	(21,617)	(210,859)	(38,007)	(370,537)
Institutional Class	(190,380)	(1,860,092)	(1,173,183)	(11,324,059)
		$ (2,544,146)		$ (11,801,101)
Redemption fees		$ 638		$ 3,236
Net increase (decrease)
Class A	24,085	$ 235,522	106,588	$ 1,047,661
Class B	613	6,117	6,550	63,748
Class C	20,570	200,166	91,697	898,700
Class S	7,866	74,773	92,330	900,493
Institutional Class	226,000	2,158,953	367,548	3,766,148
		$ 2,675,531		$ 6,676,750

H. Regulatory Matters and Litigation

Regulatory Settlements. On December 21, 2006, Deutsche Asset Management ("DeAM") settled proceedings with the Securities and Exchange Commission ("SEC") and the New York Attorney General on behalf of Deutsche Asset Management, Inc. ("DAMI") and Deutsche Investment Management Americas Inc. ("DIMA"), the investment advisors to many of the DWS Scudder funds, regarding allegations of improper trading of fund shares at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. These regulators alleged that although the prospectuses for certain funds in the regulators' view indicated that the funds did not permit market timing, DAMI and DIMA breached their fiduciary duty to those funds in that their efforts to limit trading activity in the funds were not effective at certain times. The regulators also alleged that DAMI and DIMA breached their fiduciary duty to certain funds by entering into certain market timing arrangements with investors. These trading arrangements originated in businesses that existed prior to the currently constituted DeAM organization, which came together as a result of various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved these trading arrangements. Under the terms of the settlements, DAMI and DIMA neither admitted nor denied any wrongdoing.

The terms of the SEC settlement, which identified improper trading in the legacy Deutsche and Kemper mutual funds only, provide for payment of disgorgement in the amount of $17.2 million. The terms of the settlement with the New York Attorney General provide for payment of disgorgement in the amount of $102.3 million, which is inclusive of the amount payable under the SEC settlement, plus a civil penalty in the amount of $20 million. The total amount payable by DeAM, approximately $122.3 million, would be distributed to funds in accordance with a distribution plan to be developed by a distribution consultant. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and have already been reserved.

Among the terms of the settled orders, DeAM is subject to certain undertakings regarding the conduct of its business in the future, including: formation of a Code of Ethics Oversight Committee to oversee all matters relating to issues arising under the advisors' Code of Ethics; establishment of an Internal Compliance Controls Committee having overall compliance oversight responsibility of the advisors; engagement of an Independent Compliance Consultant to conduct a comprehensive review of the advisors' supervisory compliance and other policies and procedures designed to prevent and detect breaches of fiduciary duty, breaches of the Code of Ethics and federal securities law violations by the advisors and their employees; and commencing in 2008, the advisors shall undergo a compliance review by an independent third party.

In addition, DeAM is subject to certain further undertakings relating to the governance of the mutual funds, including that: at least 75% of the members of the Boards of Trustees/Directors overseeing the DWS Funds continue to be independent of DeAM; the Chairmen of the DWS Funds' Boards of Trustees/Directors continue to be independent of DeAM; DeAM maintain existing management fee reductions for certain funds for a period of five years and not increase management fees for certain funds during this period; the funds retain a senior officer (or independent consultants) responsible for assisting in the review of fee arrangements and monitoring compliance by the funds and the investment advisors with securities laws, fiduciary duties, codes of ethics and other compliance policies, the expense of which shall be borne by DeAM; and periodic account statements, fund prospectuses and the mutual funds' web site contain additional disclosure and/or tools that assist investors in understanding the fees and costs associated with an investment in the funds and the impact of fees and expenses on fund returns.

DeAM has also settled proceedings with the Illinois Secretary of State regarding market timing matters. The terms of the Illinois settlement provide for investor education contributions totaling approximately $4 million and a payment in the amount of $2 million to the Securities Audit and Enforcement Fund.

On September 28, 2006, the SEC and the National Association of Securities Dealers ("NASD") announced final agreements in which Deutsche Investment Management Americas Inc. ("DIMA"), Deutsche Asset Management, Inc. ("DAMI") and Scudder Distributors, Inc. ("SDI") (now known as DWS Scudder Distributors, Inc.) settled administrative proceedings regarding disclosure of brokerage allocation practices in connection with sales of the Scudder Funds' (now known as the DWS Scudder Funds) shares during 2001-2003. The agreements with the SEC and NASD are reflected in orders which state, among other things, that DIMA and DAMI failed to disclose potential conflicts of interest to the fund Boards and to shareholders relating to SDI's use of certain funds' brokerage commissions to reduce revenue sharing costs to broker-dealer firms with whom it had arrangements to market and distribute Scudder Fund shares. These directed brokerage practices were discontinued in October 2003.

Under the terms of the settlements, in which DIMA, DAMI and SDI neither admitted nor denied any of the regulators' findings, DIMA, DAMI and SDI agreed to pay disgorgement, prejudgment interest and civil penalties in the total amount of $19.3 million. The portion of the settlements distributed to the funds was approximately $17.8 million and was paid to the funds as prescribed by the settlement orders based upon the amount of brokerage commissions from each fund used to satisfy revenue sharing agreements with broker-dealers who sold fund shares. Based on the prescribed settlement order, the Fund was not entitled to a portion of the settlement.

As part of the settlements, DIMA, DAMI and SDI also agreed to implement certain measures and undertakings relating to revenue sharing payments including making additional disclosures in the fund Prospectuses or Statements of Additional Information, adopting or modifying relevant policies and procedures and providing regular reporting to the fund Boards.

Private Litigation Matters. The matters alleged in the regulatory settlements described above also serve as the general basis of a number of private class action lawsuits involving the DWS funds. These lawsuits name as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making similar allegations.

Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

Investment Management Agreement Approval

In December 2006, the Board approved an amended and restated investment management agreement with DIMA in connection with the merger of DAMI into DIMA. In determining to approve this agreement, the Board considered Deutsche Bank's representations that this change was administrative in nature, and would not involve any change in operations or services provided to the fund, or to the personnel involved with providing such services. The Board also considered that the terms of the agreement with DIMA were substantially identical to the terms of the fund's prior agreement with DAMI. A discussion of factors considered by the Board in determining to approve the continuation the fund's prior investment management agreement with DAMI in September 2006 in connection with the Board's annual review of the fund's contractual arrangements is included in the fund's report for the period ended September 30, 2006.

Account Management Resources

For shareholders of Classes A, B, C and Institutional Class
Automated Information Line	(800) 621-1048 Personalized account information, information on other DWS funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.
Web Site

www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Institutional Class
Nasdaq Symbol	TIPAX	TIPTX	TIPCX	TIPIX
CUSIP Number	23339C 883	23339C 875	23339C 867	23339C 842
Fund Number	454	654	754	854
For shareholders of Class S
Automated Information Line	(800) 728-3337 Personalized account information, the ability to exchange or redeem shares, and information on other DWS funds and services via touchtone telephone.
Web Site	www.dws-scudder.com
View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 728-3337 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Class S
Nasdaq Symbol	TIPSX
Fund Number	2354

Privacy Statement

This privacy statement is issued by DWS Scudder Distributors, Inc., Deutsche Investment Management Americas Inc., DeAM Investor Services, Inc., DWS Trust Company and the DWS Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our websites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the DWS Scudder Companies listed above.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

DWS Scudder
Attention: Correspondence — Chicago
P.O. Box 219415
Kansas City, MO 64121-9415

September 2006

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The Committee on Independent Trustees/Directors selects and nominates Independent Trustees/Directors. Fund shareholders may submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to: c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)        The Chief Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)        There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Inflation Protected Plus Fund, a series of DWS Institutional Funds

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	May 29, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Inflation Protected Plus Fund, a series of DWS Institutional Funds

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	May 29, 2007

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	May 29, 2007